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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
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                                 March 16, 1998


                            The Fortress Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-28024                     54-1774977
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


1650 Tysons Boulevard, Suite 600, McLean, Virginia                    22102
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     (Address of Principal Executive Offices)                      (Zip Code)


                Registrant's Telephone No., Including Area Code:
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                                 (703) 442-4545


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Item 2 - Acquisition or Disposition of Assets

         On March 6, 1998, The Fortress Group, Inc., a Delaware corporation (the "Company"), consummated the Whittaker Acquisition on the terms previously reported in the Company=s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 19, 1998 (the "Proxy Statement"). Capitalized terms used herein and not defined herein are used herein as defined in the Proxy Statement.

Item 5 - Other Events

         On March 6, 1998, stockholders of the Company approved the transactions contemplated by the Second Amended and Restated Stock Purchase Agreement, dated as of February 19, 1998 (the "Amended Agreement"), by and between the Company and Prometheus Homebuilders LLC ("Prometheus"), an affiliate of Lazard Freres Real Estate Investors LLC. The Company and Prometheus consummated the Second Closing, as defined in the Amended Agreement, on March 6, 1998 on the terms previously reported in the Proxy Statement.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

         (a), (b) The financial statements and pro forma financial information required to be filed with this Current Report on Form 8-K in connection with the Whittaker Acquisition have been previously filed as part of the Proxy Statement.

         (c)      Exhibits

                  2.1 Amended and Restated Purchase Agreement among the Company, Whittaker Construction, Incorporated, RRKTG Lumber, Inc., Lewis and Clark Title Company and the persons named therein.

                  3.1 Certificate of Amendment of Certificate of Incorporation of the Company, effective March 6, 1998.

                  3.2 Amendments to the Company=s By-Laws, effective March 6, 1998.

                  4.5 Certificate of Amendment of Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Class AA Convertible Preferred Stock of the Company.

                  4.6 Amended and Restated Warrant Agreement dated as of March 6, 1998 by and between the Company and Prometheus Homebuilders LLC.



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                  4.7      Amended and Restated Stockholders Agreement, dated as
                           of March 6, 1998, by and among the Company and the Stockholders named therein.

                  4.8 Amended and Restated Registration Rights Agreement dated as of March 6, 1998 by and between the Company and Prometheus Homebuilders LLC.

                  10 Second Amended and Restated Stock Purchase Agreement dated as of February 19, 1998 by and between the Company and Prometheus Homebuilders LLC.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              The Fortress Group, Inc.


Date:  March 16, 1998                         By: /s/ James J. Martell, Jr.
       -------------------------                  -----------------------------
                                                  James J. Martell, Jr.
                                                  President and
                                                  Chief Executive Officer





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                                INDEX TO EXHIBITS


         Exhibit
         Number                        Description

         2.1 Amended and Restated Purchase Agreement among the Company, Whittaker Construction, Incorporated, RRKTG Lumber, Inc., Lewis and Clark Title Company and the persons named therein.

         3.1 Certificate of Amendment of Certificate of Incorporation of the Company, effective March 6, 1998.

         3.2               Amendments to the Company=s By-Laws, effective March
                           6, 1998.

         4.5 Certificate of Amendment of Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Class AA Convertible Preferred Stock of the Company.

         4.6 Amended and Restated Warrant Agreement dated as of March 6, 1998 by and between the Company and Prometheus Homebuilders LLC.

         4.7 Amended and Restated Stockholders Agreement, dated as of March 6, 1998, by and among the Company and the Stockholders named therein.

         4.8 Amended and Restated Registration Rights Agreement dated as of March 6, 1998 by and between the Company and Prometheus Homebuilders LLC.

         10 Second Amended and Restated Stock Purchase Agreement dated as of February 19, 1998 by and between the Company and Prometheus Homebuilders LLC.